Discontinued Operations	12 Months Ended
Dec. 31, 2017
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
DISCONTINUED OPERATIONS
On November 6, 2015, we completed the sale of Sikorsky to Lockheed Martin Corp. for $9.1 billion in cash. Accordingly, the results of operations and the cash flows related to Sikorsky have been classified in Discontinued Operations in our Consolidated Statements of Operations, Comprehensive Income and Cash Flows for all periods presented. In 2016, we recognized approximately $13 million of additional gain on the disposal, primarily resulting from the settlement of working capital adjustments. In 2016, we recognized approximately $24 million of income tax expense, including the impacts related to filing Sikorsky's 2015 tax returns. Net cash outflows from discontinued operations of approximately $2.5 billion for the year ended December 31, 2016 were primarily due to the payment of taxes related to the 2015 gain realized on the sale of Sikorsky.
UTC and its business segments have historically had sales to Sikorsky and purchases from Sikorsky, in the normal course of business, which were eliminated in consolidation. Net sales to Sikorsky were $138 million and net purchases from Sikorsky included in cost of products and services sold were $25 million for the year ended December 31, 2015.